Exhibit 99.1

Auxilium Pharmaceuticals, Inc. and FCB I LLC File Lawsuit Against Watson for Infringement of Testim® Patents

MALVERN, Pa., and WILMINGTON, Del., May 24, 2012 -- Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL) (“Auxilium”) and FCB I LLC (“FCB”) announced today that they filed a lawsuit against Watson Laboratories, Inc. (NV); Watson Pharmaceuticals, Inc.; and Watson Pharma, Inc. (collectively, “Watson”) for infringement of FCB’s ten patents listed in the U.S. Food and Drug Administration’s (“FDA’s”) Approved Drug Products with Therapeutic Equivalence Evaluations (commonly known as the “Orange Book”) as covering Testim® 1% testosterone gel.  The lawsuit was filed in the United States District Court for the District of New Jersey on May 23, 2012.

Auxilium and FCB filed this lawsuit in response to a notice letter sent by Watson Laboratories, Inc. (NV) regarding its filing with the FDA of Abbreviated New Drug Application (“ANDA”) No. 09‑1073 for a generic 1% testosterone gel product.  This letter also stated that ANDA No. 09‑1073 contained Paragraph IV certifications, under 21 U.S.C. Section 355(j) of the Federal Food, Drug, and Cosmetic Act, with respect to the nine patents listed in the Orange Book on that date as covering Testim®: U.S. Patent Nos. 7,320,968; 7,608,605; 7,608,606; 7,608,607; 7,608,608; 7,608,609; 7,608,610; 7,935,690; and 8,063,029.  On May 15, 2012, a new composition patent covering Testim (U.S. Patent No. 8,178,518) issued.  This patent is now also listed in the Orange Book and was included in the patent infringement lawsuit filed against Watson.  In total, ten Testim patents are now listed in the Orange Book and are expected to expire on various dates ranging from April 21, 2023 through January 18, 2025.  Auxilium and FCB remain committed to protecting their intellectual property rights, including their patent protection for Testim.

Under the Hatch-Waxman Act, as a result of the patent infringement lawsuit filed against Watson, final FDA approval of Watson’s ANDA for its proposed generic version of Testim will be stayed until at least the earlier of 30 months from the date Watson’s notice letter was received (i.e., October 13, 2014) or final resolution of the pending patent infringement lawsuit.  Should Watson receive tentative approval from the FDA for its generic version of Testim before one of those events occurs, it would not be permitted to launch its generic product in the U.S.  Watson will also not be able to launch a generic version of Testim in the U.S. until it receives the necessary final approval of its ANDA from the FDA, which includes proving to the FDA that Watson’s proposed generic product is comparable to Testim in dosage form, strength, route of administration, quality, performance characteristics, and intended use.

About Auxilium

Auxilium Pharmaceuticals, Inc. is a specialty biopharmaceutical company with a focus on developing and marketing products to predominantly specialist audiences. Auxilium markets Testim® 1% (testosterone gel) for the topical treatment of hypogonadism in the U.S. and XIAFLEX® (collagenase clostridium histolyticum) for the treatment of adult Dupuytren’s contracture patients with a palpable cord. GlaxoSmithKline LLC is expected to co-promote Testim with Auxilium in the U.S. beginning in the third quarter of 2012. Ferring International Center S.A. markets Testim in certain countries of the EU and Paladin Labs Inc. markets Testim in Canada.  Pfizer has marketing rights for XIAPEX® (the EU tradename for collagenase clostridium histolyticum) in 46 countries in Eurasia; Asahi Kasei Pharma Corporation has development and commercial rights for XIAFLEX in Japan; and Actelion Pharmaceuticals Ltd has development and commercial rights for XIAFLEX in Canada, Australia, Brazil and Mexico.  Auxilium has three projects in clinical development. XIAFLEX is in phase III of development for the treatment of Peyronie’s disease, phase IIa of development for the treatment of Frozen Shoulder syndrome (Adhesive Capsulitis) and phase Ib of development for the treatment of cellulite (edematous fibrosclerotic panniculopathy). Auxilium also has rights to pursue additional indications for XIAFLEX. For additional information, visit http://www.auxilium.com.

About FCB

FCB I LLC is an indirect, majority-owned subsidiary of Xstelos Holdings, Inc. (OTC Pink Sheets: XTLS.PK).

AUXILIUM SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, which discuss matters that are not facts, and may include words to indicate their uncertain nature such as “believe,” “expect,” anticipate,” “intend,” “plan,” “should,” “could,” “estimate,” “project,” “will,” and “target.”  Our forward-looking statements convey management’s expectations, beliefs, plans and objectives regarding future performance of Auxilium and are based upon preliminary information and management assumptions.  No specific assurances can be given with respect to: whether Auxilium will succeed in its efforts in defense of the patents covering Testim, including enforcement of its intellectual property rights and approved labeling, whether Watson will be subject to a 30-month stay of its efforts to launch a generic competitor to Testim, the timing of any such launch by Watson or the expected duration of any patent covering Testim.  While the Company may elect to update the forward-looking statements made in this news release in the future, the Company specifically disclaims any obligation to do so.  Such forward-looking statements are subject to a wide range of risks and uncertainties that could cause results to differ in material respects, including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, results and timing of clinical trials, success of marketing efforts, the need for additional research and testing, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration, and those risks discussed in our reports on file with the Securities and Exchange Commission (the “SEC”).  Our SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.”  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.

FCB SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on FCB’s parent companies’ current estimates and assumptions and, as such, involve uncertainty and risk.  Forward-looking statements include the information concerning FCB and its parent companies’ possible or assumed future results of operations and also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar expressions. These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties and other factors that could cause FCB or its parent companies’ actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others, competition from existing products or new products that may emerge, regulatory difficulties relating to products that have already received regulatory approval, potential product liability claims, dependency on third-party manufacturers to supply or manufacture products, ability to establish or maintain collaborations, licensing or other arrangements, Xstelos’ ability and third parties’ abilities to protect intellectual property rights, limitation on the ability to utilize net operating losses, compliance with obligations under intellectual property licenses with third parties, ability to successfully invest for future growth, and those risks discussed in Xstelos’ reports on file with the SEC. The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by these forward-looking statements. For these reasons, one should not place undue reliance on any forward-looking statements. Xstelos’ SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

Auxilium Contacts:

James E. Fickenscher / CFO Auxilium Pharmaceuticals, Inc. (484) 321-5900 jfickenscher@auxilium.com	William Q. Sargent, Jr. / V.P., IR Auxilium Pharmaceuticals, Inc. (484) 321-5900 wsargent@auxilium.com

FCB Contacts:

Jonathan M. Couchman, President FCB I LLC (603) 658-6100 x502